July 20, 2012

BNY MELLON FUNDS TRUST

BNY Mellon Small/Mid Cap Fund

Supplement to Statement of Additional Information
dated December 30, 2011

The following information supplements and supersedes any contrary information contained in the sections of the Fund's Statement of Additional Information entitled
"The Funds and Their Investments – BNY Mellon Small/Mid Cap Fund" and "Management Arrangements":

Effective on or about August 20, 2012 (the "Effective Date"), BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, will implement changes to BNY Mellon Small/Mid Cap Fund's investment strategy.  These changes are reflected in the revised disclosure below.  The Fund's investment objective – to seek capital appreciation – will not change.

The Fund's portfolio managers will seek to implement the changes to the Fund's investment strategy in an orderly manner, taking into consideration such factors as market conditions, portfolio transaction costs and the potential tax impact to Fund shareholders.

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As of the Effective Date, the Fund will continue to pursue its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap and mid-cap companies.  The Fund currently considers small-cap and mid-cap companies to be those companies with total market capitalizations of between $200 million and $7 billion at the time of investment.  If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the company's securities.  The Fund invests primarily in equity securities of U.S. issuers, but may invest up to 15% of its assets in the equity securities of foreign issuers, including those in emerging market countries.  The Fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management.  The Fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 2500™ Index.

The Fund may invest in the following portfolio securities:  common stock, preferred stock, convertible securities, foreign securities including ADRs, New York Shares and GDRs, corporate obligations, floating rate and variable rate obligations, zero coupon, pay-in-kind and step-up securities, U.S. government obligations, U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt securities, including Brady bonds and sovereign debt obligations, mortgage-related securities (including collateralized mortgage obligations, multi-class pass-through securities, stripped mortgage-backed securities, and adjustable-rate mortgage loans), REITs, asset-backed securities, illiquid securities, securities issued in IPOs, other investment companies, ETFs, warrants and money market instruments.

The Fund may utilize the following investment techniques:  borrowing, securities lending, when-issued securities and delayed delivery transactions, reverse repurchase agreements, derivative instruments (including options, futures contracts and options on futures contracts, and swaps), participation notes, short-selling, foreign currency transactions and forward contracts

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Portfolio Management.  As of the Effective Date:  John Truschel, CFA will be the Fund's primary portfolio manager, and Alexander E. Budny, III, FRM and Charles E. Trafton, CMT will be additional portfolio managers for the Fund.

Portfolio Manager Compensation.

Investment Professionals.  With the exception of the most senior portfolio managers of TBCAM, investment professionals' cash compensation is comprised primarily of a market-based salary and incentive compensation, including both annual and long-term incentive awards.  Annual cash and long-term incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks.  Incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide financial performance.  Further allocations are made to individual team members by the product portfolio manager based upon individual contribution, individual investment performance, and other qualitative factors.

Select Senior Portfolio Managers.  Select senior portfolio managers participate in a more formal structured compensation plan.  This plan is designed to compensate TBCAM's investment professionals for superior investment performance and business results.  It is a two stage model: an opportunity range is determined based on the level of current business (assets under management, revenue) and an assessment of long-term business value (growth, retention, development).  A significant portion of the opportunity awarded is structured and based upon the one-year, three-year and five-year (three-year and five-year weighted more heavily) pre-tax performance of a portfolio manager's accounts relative to the performance of the appropriate peer groups.  Other factors considered in determining the award are individual qualitative performance based on discretionary factors (e.g., leadership, teamwork, etc.) and the asset size and revenue growth or retention of the products managed.  In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund's realized performance fee.  Incentive compensation awards are generally subject to management discretion and pool funding availability.  Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a predetermined fixed percentage of overall TBCAM profitability.  Awards are generally paid in cash on an annual basis, however many investment professionals receive a portion of their annual incentive award in deferred vehicles.

Additional Information about the Portfolio Managers.  The following table lists the number and types of other accounts advised by the Fund's primary portfolio manager and assets under management in those accounts as of August 31, 2011:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Other Pooled Investment Vehicles	Assets Managed	Other Accounts	Assets Managed
John Truschel	0	$0	0	$0	0	$0

As of the date of this Supplement, Mr. Truschel did not own any shares of the Fund.

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